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                                                                    EXHIBIT 99.4


Monday November 20, 2:40 P.M. Eastern Time


Press Release


SOURCE: Canadian Venture Exchange - Halts and Resumptions


Canadian Venture Exchange -Trading Halt - Symplex Communications Corporation - SYC.U


VANCOUVER, Nov. 20 /CNW/ -

      SYMPLEX COMMUNICATIONS CORPORATION ("SYC.U")

      BULLETIN TYPE: Halt

      BULLETIN DATE: November 20, 2000

      Tier 2 Company



Effective at the opening local time, November 20, 2000, trading in the shares of the Company was halted at the request of the Company, pending an announcement.


For further information

Market Information Services at (604) 488-3100 or e-mail: information@cdnx.ca